                                                                    EXHIBIT 99.1

                      Bay View Securitization Corporation
                         Bay View 1999-LG-1 Auto Trust
                    For Remittance Date: December 31, 1999

A.  PRINCIPAL BALANCE RECONCILIATION
                                                                                                                           Number
                                                    A-1           A-2             A-3            A-4          Total        of
                                                                                                                           Accounts
                                             --------------------------------------------------------------------------------------
    (A) Original Principal Balance             42,750,000.00  97,000,000.00  55,000,000.00  52,023,107.00  246,773,107.00     17753
                                             --------------------------------------------------------------------------------------
    (B) Beginning Period Principal Balance     42,750,000.00  97,000,000.00  55,000,000.00  52,023,107.00  246,773,107.00     17753
                                             --------------------------------------------------------------------------------------
    (C) Collections (Regular Payments)          4,512,605.73           0.00           0.00           0.00    4,512,605.73       N/A
                                             --------------------------------------------------------------------------------------
    (D) Collections (Principal Payoffs)         4,116,127.31           0.00           0.00           0.00    4,116,127.31       309
                                             --------------------------------------------------------------------------------------
    (E) Collections (Principal Recoveries)              0.00           0.00           0.00           0.00            0.00       N/A
                                             --------------------------------------------------------------------------------------
    (F) Withdrawal from Payahead (Principal)            0.00           0.00           0.00           0.00            0.00       N/A
                                             --------------------------------------------------------------------------------------
    (G) Principal Reductions (Other)                    0.00           0.00           0.00           0.00            0.00       N/A
                                             --------------------------------------------------------------------------------------
    (H) Gross Charge Offs                           7,855.99           0.00           0.00           0.00        7,855.99         1
                                             --------------------------------------------------------------------------------------
    (I) Repurchases                                     0.00           0.00           0.00           0.00            0.00         0
                                             --------------------------------------------------------------------------------------
    (J) Ending Balance                         34,113,410.97  97,000,000.00  55,000,000.00  52,023,107.00  238,136,517.97     17443
                                             --------------------------------------------------------------------------------------

    Notional Principal Balance:
                                                                                                          ----------------
    (K) Beginning                                                                                          184,645,581.57
                                                                                                          ----------------
    (L) Ending                                                                                             176,016,848.30
                                                                                                          ----------------

                                             -----------------------------------------------------------------------------
    (M) Certificate Factor                     79.7974526%       100.000000%    100.000000%    100.000000%     96.5001903%
                                             -----------------------------------------------------------------------------

B.  CASH FLOW RECONCILIATION
                                                                                                               Total
                                                                                                          ----------------
    (A) Cash Wired                                                                                          11,021,282.87
                                                                                                          ----------------
    (B) Interest Wired/Earned                                                                                        0.00
                                                                                                          ----------------
    (C) Withdrawal from Payahead Account                                                                             0.00
                                                                                                          ----------------
    (D) Advances                                                                                               336,014.58
                                                                                                          ----------------
    (E) Repurchases                                                                                                  0.00
                                                                                                          ----------------
    (F) Gross Charge-Off Recoveries                                                                                  0.00
                                                                                                          ----------------
    (G) Gross Charge-Off Advances                                                                                2,462.48
                                                                                                          ----------------
    (H) Spread Account Withdrawal                                                                                    0.00
                                                                                                          ----------------
    (I) "A" Surety Bond Draw for "I" Interest                                                                        0.00
                                                                                                          ----------------
    (J) "A" Surety Bond Draw for "A-1" Principal or Interest                                                         0.00
                                                                                                          ----------------
    (K) "A" Surety Bond Draw for "A-2" Principal or Interest                                                         0.00
                                                                                                          ----------------
    (L) "A" Surety Bond Draw for "A-3" Principal or Interest                                                         0.00
                                                                                                          ----------------
    (M) "A" Surety Bond Draw for "A-4" Principal or Interest                                                         0.00
                                                                                                          ----------------

                                                                                                          ----------------
        TOTAL COLLECTIONS                                                                                   11,359,759.93
                                                                                                          ----------------

C.  TRUSTEE DISTRIBUTION
                                                                                                               Total
                                                                                                          ----------------
    (A) Total Cash Flow                                                                                     11,359,759.93
                                                                                                          ----------------
    (B) Unrecovered Interest Advances                                                                            2,462.48
                                                                                                          ----------------
    (C) Servicing Fee (Due and Unpaid)                                                                          89,554.76
                                                                                                          ----------------
    (D) Interest to "A-1" Certificate Holders, including Overdue                                               254,741.55
                                                                                                          ----------------
    (E) Interest to "A-2" Certificate Holders, including Overdue                                               556,133.33
                                                                                                          ----------------
    (F) Interest to "A-3" Certificate Holders, including Overdue                                               316,708.33
                                                                                                          ----------------
    (G) Interest to "A-4" Certificate Holders, including Overdue                                               306,502.81
                                                                                                          ----------------
    (H) Interest to "I" Certificate Holders, including Overdue                                                 230,806.98
                                                                                                          ----------------
    (I) Principal to "A-1" Certificate Holders, including Overdue                                            8,636,589.03
                                                                                                          ----------------
    (J) Principal to "A-2" Certificate Holders, including Overdue                                                    0.00
                                                                                                          ----------------
    (K) Principal to "A-3" Certificate Holders, including Overdue                                                    0.00
                                                                                                          ----------------
    (L) Principal to "A-4" Certificate Holders, including Overdue                                                    0.00
                                                                                                          ----------------
    (M) Reinsurance Fee                                                                                              0.00
                                                                                                          ----------------
    (N) Surety Bond Fee                                                                                         63,578.35
                                                                                              ----------------------------
    (O) First Loss Protection                                                                   15,594.69
                                                                                              -------------
    (P) Surety Bond Premium                                                                     47,983.66
                                                                                              ----------------------------
    (Q) Interest Advance Recovery Payments                                                                           0.00
                                                                                                          ----------------

                      Bay View Securitization Corporation
                         Bay View 1999-LG-1 Auto Trust
                    For Remittance Date: December 31, 1999

                                                                                                                    ----------------
     (R)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Interest                                                 0.00
                                                                                                                    ----------------
     (S)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Interest                                                 0.00
                                                                                                                    ----------------
     (T)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-3" Interest                                                 0.00
                                                                                                                    ----------------
     (U)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-4" Interest                                                 0.00
                                                                                                                    ----------------
     (V)  Unreimbursed Draws on Class "A" Surety Bond for Class "I" Interest                                                   0.00
                                                                                                                    ----------------
     (W)  Deposit to Payahead                                                                                            225,830.18
                                                                                                                    ----------------
     (X)  Bank Account Interest to Servicer                                                                                    0.00
                                                                                                                    ----------------
     (Y)  Excess Yield                                                                                                   676,852.13
                                                                                                                    ----------------

                                                                                                                    ----------------
          BALANCE                                                                                                              0.00
                                                                                                                    ----------------

D.   SPREAD ACCOUNT AND SURETY RECONCILIATION
                                                                                                   Spread Account      Surety Bond
                                                                                                  ----------------   ---------------
     (A)  Beginning Balance                                                                                   0.00   246,773,107.00
                                                                                                  ----------------   ---------------
     (B)  Additions to Spread Amount                                                                    676,852.13              N/A
                                                                                                  ----------------   ---------------
     (C)  Interest Earned                                                                                     0.00              N/A
                                                                                                  ----------------   ---------------
     (D)  Draws                                                                                               0.00             0.00
                                                                                                  ----------------   ---------------
     (E)  Reimbursement for Prior Draws                                                                        N/A             0.00
                                                                                                  ----------------   ---------------
     (F)  Distribution of Funds to "IC" Class or Servicer                                                      N/A             0.00
                                                                                                  ----------------   ---------------
     (G)  Prior Month Distribution of Funds to "IC" Class                                                     0.00              N/A
                                                                                                  ----------------   ---------------
     (H)  Ending Balance                                                                                676,852.13   239,955,644.16
                                                                                                  ----------------   ---------------

                                                                                                  ----------------  ----------------
     (I)  Required Balance                                                                            9,253,991.51   239,955,644.16
                                                                                                  ----------------
     (J)  Distribution to "IC" Class                                                                          0.00
                                                                                                  ----------------


E.   CURRENT RECEIVABLES DELINQUENCY
                    #Payment Delinquency                                               Number          Balance
                    --------------------                                           -------------  ----------------
     (A)  31-60                                                                               78        939,525.21
                                                                                   -------------  ----------------
     (B)  61-90                                                                                1         19,251.94
                                                                                   -------------  ----------------
     (C)  91+                                                                                  0              0.00
                                                                                   -------------  ----------------
     (D)  Total                                                                               79        958,777.15
                                                                                   -------------  ----------------


F.   EXCESS YIELD
                                                                                   Excess Yield         Pool          Excess Yield
                           Month                                                      Balance          Balance       (Annualized %)
                           -----                                                   -------------  ----------------  ----------------
     (A)  Current                                                                     676,852.13    238,136,517.97           3.4107%
                                                                                   -------------  ----------------  ----------------
     (B)  1st Previous                                                                      0.00              0.00           0.0000%
                                                                                   -------------  ----------------  ----------------
     (C)  2nd Previous                                                                      0.00              0.00           0.0000%
                                                                                   -------------  ----------------  ----------------
     (D)  3rd Previous                                                                      0.00              0.00           0.0000%
                                                                                   -------------  ----------------  ----------------
     (E)  Four-Month Rolling Excess Yield                                             169,213.03     59,534,129.49           3.4107%
                                                                                   -------------  ----------------  ----------------

G.   DELINQUENCY RATE (30+)
                                                                                       Month             Pool
                           Month                                                      Balance          Balance               %
                           -----                                                   -------------  ----------------  ----------------
     (A)  Current                                                                     958,777.15    238,136,517.97           0.4026%
                                                                                   -------------  ----------------  ----------------
     (B)  1st Previous                                                                      0.00              0.00           0.0000%
                                                                                   -------------  ----------------  ----------------
     (C)  2nd Previous                                                                      0.00              0.00           0.0000%
                                                                                   -------------  ----------------  ----------------
     (D)  3rd Previous                                                                      0.00              0.00           0.0000%
                                                                                   -------------  ----------------  ----------------
     (E)  Four-Month Rolling Average                                                  239,694.29     59,534,129.49           0.4026%
                                                                                   -------------  ----------------  ----------------

                      Bay View Securitization Corporation
                         Bay View 1999-LG-1 Auto Trust
                    For Remittance Date: December 31, 1999


H.   NET LOSS RATE

                                                                              Liquidation         Average        Defaulted
                   Month                                       Balance          Proceeds          Balance       (Annualized)
                   -----                                     -----------      -----------     ---------------    ----------
     (A)  Current                                              22,625.72        14,769.73      119,068,259.00        0.0792%
                                                             -----------      -----------     ---------------    ----------
     (B)  1st Previous                                              0.00             0.00                0.00        0.0000%
                                                             -----------      -----------     ---------------    ----------
     (C)  2nd Previous                                              0.00             0.00                0.00        0.0000%
                                                             -----------      -----------     ---------------    ----------
     (D)  Three-Month Rolling Average                           7,541.91         4,923.24       39,689,419.67        0.0792%
                                                             -----------      -----------     ---------------    ----------

I.   CHARGE-OFF / RECOVERIES
                                                                Number          Balance
                                                             -----------      -----------
     (A)  Collection Period Charge-Off Receivables                     1         7,855.99
                                                             -----------      -----------
     (B)  Gross Charge-Offs Cumulative Receivables                     1         7,855.99
                                                             -----------      -----------
     (C)  Collection Period Recoveries on Charge-Offs                 NA             0.00
                                                             -----------      -----------
     (D)  Recoveries on Charge-Offs To-Date                           NA             0.00
                                                             -----------      -----------

J.   REPOSSESSIONS

                                                             -----------      -----------
     (A)  Collection Period Repossessions                             11       174,831.83
                                                             -----------      -----------
     (B)  Aggregate Repossessions                                     11       174,831.83
                                                             -----------      -----------
     (C)  Unliquidated Repossessions                                  11       174,831.83
                                                             -----------      -----------

K.   FORCED PLACE INSURANCE

                                                             -----------      -----------
     (A)  FPI Charge-Offs                                              0             0.00
                                                             -----------      -----------
     (B)  FPI Canceled/Waived/Removed/ Reversed                        0             0.00
                                                             -----------      -----------

L.   PAYAHEAD RECONCILIATION

                                                             -----------
     (A)  Beginning Balance                                         0.00
                                                             -----------
     (B)  Deposit                                             225,830.18
                                                             -----------
     (C)  Withdrawal                                                0.00
                                                             -----------
     (D)  Ending Balance                                      225,830.18
                                                             -----------


  Approved By: /s/  Michael LaOrange
               ---------------------
               Michael LaOrange
               Vice President, Controller
               Bay View Acceptance Corp